Subsequent Events	9 Months Ended
Sep. 30, 2021
Subsequent Events [Abstract]
Subsequent Events

(13) Subsequent Events

In October 2021, TL completed a $209,000 seven-year fixed rate term loan with a group of financial institutions. Interest on the outstanding amount due under this term loan is based on a fixed rate of 2.90% per annum, payable monthly in arrears. Proceeds from this term loan are primarily used to pay down the Company’s revolving credit facilities.

In November 2021, the Company’s board of directors approved and declared a quarterly preferred cash dividend on its issued and outstanding preferred shares, payable on December 15, 2021 to holders of record as of December 3, 2021. The dividend declared on Series A Preferred Shares and Series B Preferred Shares were $0.44 and $0.49 per depositary share (rounded to the nearest whole cent), respectively, for a total aggregate amount of $2,625 and $2,917, respectively.

In November 2021, the Company’s board of directors approved and declared a cash dividend of $0.25 per share on its issued and outstanding common shares, payable on December 15, 2021 to holders of record as of December 3, 2021.